              OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - C

                   MONTHLY  SERVICER'S  CERTIFICATE


    Accounting Date:                   SEPTEMBER 30, 1996
    Determination Date:                OCTOBER 7, 1996
    Distribution Date:                 OCTOBER 15, 1996
    Monthly Period Ending:             SEPTEMBER 30, 1996


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1996, among Olympic Automobile Receivables Trust, 1996-C (the "Trust"), Olympic Receivables Finance Corp., as seller, OlympicFinancial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.  Collection  Account  Summary
    Available Funds:
                   Payments Received                                       $13,926,689.05
                   Liquidation Proceeds (excluding Purchase Amounts)                $0.00
                   Current Monthly Advances                                 $1,858,577.46
                   Amount of withdrawal, if any, from the Reserve Account           $0.00
                   Monthly Advance Recoveries                                       $0.00
                   Purchase Amounts-Warranty and Administrative Receivables   $535,233.42
                   Purchase Amounts - Liquidated Receivables                        $0.00
                   Income from investment of funds in Trust Accounts          $613,219.99
                                                                           --------------
    Total Available Funds                                                                      $16,933,719.92
                                                                                               --------------
                                                                                               --------------
    Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                $0.00
                   Backup Servicer Fee                                              $0.00
                   Basic Servicing Fee                                        $424,146.62
                   Trustee and other fees                                           $0.00
                   Class A-1  Interest Distributable Amount                   $371,646.60
                   Class A-2  Interest Distributable Amount                 $1,220,625.00
                   Class A-3  Interest Distributable Amount                   $684,583.33
                   Class A-4  Interest Distributable Amount                   $936,888.89
                   Class A-5  Interest Distributable Amount                   $469,563.89
                   Noteholders' Principal Distributable Amount              $9,793,305.43
                   Certificate  Interest Distributable Amount                 $384,884.38
                   Certificate  Principal Distributable Amount                      $0.00
                   Amounts owing and not paid to Security Insurer under
                     Insurance Agreement                                            $0.00
                   Supplemental Servicing Fees (not otherwise paid to
                     Servicer)                                                      $0.00
                   Spread Account Deposit                                   $2,648,075.79
                                                                           --------------
    Total Amounts Payable on Distribution Date                                                 $16,933,719.92
                                                                                               --------------
                                                                                               --------------

                                        Page 1

II. Available  Funds
    Collected Funds (see V)
                   Payments Received                                       $13,926,689.05
                   Liquidation Proceeds (excluding Purchase Amounts)                $0.00      $13,926,689.05
                                                                           --------------
    Purchase Amounts                                                                              $535,233.42

    Monthly Advances
                   Monthly Advances - current Monthly Period (net)          $1,858,577.46
                   Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                       $0.00       $1,858,577.46
                                                                           --------------
    Income from investment of funds in Trust Accounts                                             $613,219.99
                                                                                               --------------
    Available Funds                                                                            $16,933,719.92
                                                                                               --------------
                                                                                               --------------

III. Amounts  Payable  on  Distribution  Date

         (i)(a)    Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                          $0.00

         (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                           $0.00

         (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed
                   to Servicer)                                                                         $0.00

         (ii)      Accrued and unpaid fees (not otherwise paid by OFL or
                   the Servicer):
                     Owner Trustee                                                  $0.00
                     Administrator                                                  $0.00
                     Indenture Trustee                                              $0.00
                     Indenture Collateral Agent                                     $0.00
                     Lockbox Bank                                                   $0.00
                     Custodian                                                      $0.00
                     Backup Servicer                                                $0.00
                     Collateral Agent                                               $0.00               $0.00
                                                                           --------------
         (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                           $424,146.62

         (iii)(b)  Supplemental Servicing Fees (not otherwise paid to
                   Servicer)                                                                            $0.00

         (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                   reimbursed to Servicer)                                                              $0.00

         (iv)      Class A-1  Interest Distributable Amount                                       $371,646.60
                   Class A-2  Interest Distributable Amount                                     $1,220,625.00
                   Class A-3  Interest Distributable Amount                                       $684,583.33
                   Class A-4  Interest Distributable Amount                                       $936,888.89
                   Class A-5  Interest Distributable Amount                                       $469,563.89

         (v)       Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                           $9,793,305.43
                     Payable to Class A-2 Noteholders                                                   $0.00
                     Payable to Class A-3 Noteholders                                                   $0.00
                     Payable to Class A-4 Noteholders                                                   $0.00
                     Payable to Class A-5 Noteholders                                                   $0.00

         (vi)      Certificate Interest Distributable Amount                                      $384,884.38

         (vii)     Unpaid principal balance of the Class A-1 Notes after
                   deposit to the Note Distribution Account of any funds in the
                   Class A-1 Holdback Subaccount (applies only on the Class A-1
                   Final Scheduled Distribution Date)                                                   $0.00

         (viii)    Certificate Principal Distributable Amount                                           $0.00

         (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement             $0.00
                                                                                               --------------
                   Total amounts payable on Distribution Date                                  $14,285,644.13
                                                                                               --------------
                                                                                               --------------

                                        Page 2

IV. Calculation of Credit Enhancement  Fee (Spread Account Deposit); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall

    Spread Account deposit:

                   Amount of excess, if any, of Available Funds
                    over total amounts payable (or amount of such
                    excess up to the Spread Account Maximum Amount)                                  $2,648,075.79

    Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over Available Funds
                    (excluding amounts payable under item (vii) of Section III)                              $0.00

                   Amount available for withdrawal from the Reserve Account (excluding the
                    Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                    (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                    of transfers of Subsequent Receivables)                                            $792,971.49

                   (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
                    Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                    $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                   Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of
                   Section III                                                                               $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                     $0.00

                   (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                   of Section III) shall be withdrawn by the Indenture Trustee from the
                   Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                   Account for payment to the Class A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                      $0.00

    Deficiency Claim Amount:

         Amount of excess, if any, of total amounts payable over funds available for withdrawal
         from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                         $0.00

         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
         Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
         the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
         Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                         $0.00

    Class A-1 Maturity Shortfall:

         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
         pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                    $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
    Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
    Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
    Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                            Page 3

V.  Collected Funds

    Payments Received:
                   Supplemental Servicing Fees                                      $0.00
                   Amount allocable to interest                             $4,668,827.93
                   Amounts allocable to principal                           $9,257,861.12
                   Amount allocable to Insurance Add-On Amounts                     $0.00
                   Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit
                     in the Collection Account)                                     $0.00
                                                                           --------------
    Total Payments Received                                                                    $13,926,689.05

    Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables     $0.00

                   Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated
                     Receivables                                                    $0.00
                                                                           --------------
    Net Liquidation Proceeds                                                                            $0.00

    Allocation of Liquidation Proceeds:
                   Supplemental Servicing Fees                                      $0.00
                   Amount allocable to interest                                     $0.00
                   Amounts allocable to principal                                   $0.00
                   Amount allocable to Insurance Add-On Amounts                     $0.00
                   Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in the
                     Collection Account)                                            $0.00               $0.00
                                                                           --------------      --------------
    Total Collected Funds                                                                      $13,926,689.05
                                                                                               --------------
                                                                                               --------------
VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                             $0.00
                   Amount allocable to interest                                     $0.00
                   Amounts allocable to principal                                   $0.00
                   Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in the
                     Collection Account)                                            $0.00

    Purchase Amounts - Administrative Receivables                                                 $535,233.42
                   Amount allocable to interest                                     $0.00
                   Amounts allocable to principal                             $535,233.42
                   Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in the
                     Collection Account)                                            $0.00
                                                                           --------------
    Total Purchase Amounts                                                                        $535,233.42
                                                                                               --------------
                                                                                               --------------
VII. Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                        $0.00

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                   Payments received from Obligors                                  $0.00
                   Liquidation Proceeds                                             $0.00
                   Purchase Amounts - Warranty Receivables                          $0.00
                   Purchase Amounts - Administrative Receivables                    $0.00
                                                                           --------------
    Outstanding Monthly Advances to be netted against Monthly
      Advances for the current Monthly Period                                                           $0.00

    Outstanding Monthly Advances to be reimbursed out of
      Available Funds on the Distribution Date                                                          $0.00

    Remaining Outstanding Monthly Advances                                                              $0.00

    Monthly Advances - current Monthly Period                                                   $1,858,577.46
                                                                                               --------------
    Outstanding Monthly Advances - immediately following the Distribution Date                  $1,858,577.46
                                                                                               --------------
                                                                                               --------------

                                        Page 4


VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

      Payments received allocable to principal                                                    $9,257,861.12
      Aggregate of Principal Balances as of the Accounting Date of all
       Receivables that became Liquidated Receivables
       during the Monthly Period                                                                        $210.89
      Purchase Amounts - Warranty Receivables allocable to principal                                      $0.00
      Purchase Amounts - Administrative Receivables allocable to principal                          $535,233.42
      Amounts withdrawn from the Pre-Funding Account                                                      $0.00
      Cram Down Losses                                                                                    $0.00
                                                                                                 --------------
      Principal Distribution Amount                                                               $9,793,305.43
                                                                                                 --------------
                                                                                                 --------------
B.  Calculation of Class A-1 Interest Distributable Amount

      Class A-1 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-1 Noteholders on such Distribution Date)      $76,850,000.00

      Multiplied by the Class A-1 Interest Rate                                      5.616%

      Multiplied by 1/12 or, in case of the first Distribution Date,
       by 31/360                                                                 0.08611111         $371,646.60
                                                                            ---------------
      Plus any unpaid Class A-1 Interest Carryover Shortfall                                              $0.00
                                                                                                 --------------
      Class A-1 Interest Distributable Amount                                                       $371,646.60
                                                                                                 --------------
                                                                                                 --------------
C.  Calculation of Class A-2 Interest Distributable Amount

      Class A-2 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-2 Noteholders on such Distribution Date)     $225,000,000.00

      Multiplied by the Class A-2 Interest Rate                                       6.30%

      Multiplied by 1/12 or, in case of the first Distribution Date,
       by 31/360                                                                 0.08611111       $1,220,625.00
                                                                            ---------------
      Plus any unpaid Class A-2 Interest Carryover Shortfall                                              $0.00
                                                                                                 --------------
      Class A-2 Interest Distributable Amount                                                     $1,220,625.00
                                                                                                 --------------
                                                                                                 --------------
D.  Calculation of Class A-3 Interest Distributable Amount

      Class A-3 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-3 Noteholders on such Distribution Date)     $120,000,000.00

      Multiplied by the Class A-3 Interest Rate                                      6.625%

      Multiplied by 1/12 or, in case of the first Distribution Date,
       by 31/360                                                                 0.08611111         $684,583.33
                                                                            ---------------
      Plus any unpaid Class A-3 Interest Carryover Shortfall                                              $0.00
                                                                                                 --------------
      Class A-3 Interest Distributable Amount                                                       $684,583.33
                                                                                                 --------------
                                                                                                 --------------
E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-4 Noteholders on such Distribution Date)     $160,000,000.00

      Multiplied by the Class A-4 Interest Rate                                       6.80%

      Multiplied by 1/12 or, in case of the first Distribution Date,             0.08611111         $936,888.89
       by 31/360                                                            ----------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                              $0.00
                                                                                                 --------------
      Class A-4 Interest Distributable Amount                                                       $936,888.89
                                                                                                 --------------
                                                                                                 --------------

                                        Page 5


F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-5 Noteholders on such Distribution Date)      $77,900,000.00

      Multiplied by the Class A-5 Interest Rate                                       7.00%

      Multiplied by 1/12 or, in case of the first Distribution Date,
       by 31/360                                                                 0.08611111         $469,563.89
                                                                             --------------
      Plus any unpaid Class A-5 Interest Carryover Shortfall                                              $0.00
                                                                                                 --------------
      Class A-5 Interest Distributable Amount                                                       $469,563.89
                                                                                                 --------------
                                                                                                 --------------
H.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                   $371,646.60
      Class A-2 Interest Distributable Amount                                 $1,220,625.00
      Class A-3 Interest Distributable Amount                                   $684,583.33
      Class A-4 Interest Distributable Amount                                   $936,888.89
      Class A-5 Interest Distributable Amount                                   $469,563.89

      Noteholders' Interest Distributable Amount                                                  $3,683,307.71
                                                                                                 --------------
                                                                                                 --------------
I.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                           $9,793,305.43

      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
       100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
       Balance (plus any funds remaining on deposit in the Pre-Funding
       Account) as of the Accounting Date  for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination
       Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
       preceding Distribution Date)                                                  100.00%      $9,793,305.43
                                                                              --------------
      Unpaid Noteholders' Principal Carryover Shortfall                                                   $0.00
                                                                                                 --------------
      Noteholders' Principal Distributable Amount                                                 $9,793,305.43
                                                                                                 --------------
                                                                                                 --------------
J.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to
      Class A-1 Notes (equal to entire Noteholders' Principal Distributable
      Amount until the principal balance of the Class A-1 Notes is reduced
      to zero)                                                                                    $9,793,305.43
                                                                                                 --------------
                                                                                                 --------------
      Amount of Noteholders' Principal Distributable Amount payable to Class
      A-2 Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the
      Class A-1 Notes has been reduced to zero; thereafter, equal to the entire
      Noteholders' Principal Distributable Amount)                                                        $0.00
                                                                                                 --------------
                                                                                                 --------------

                                        Page 6



K.  Calculation of Certificate Interest Distributable Amount

      Certificate Monthly Interest Distributable Amount:

      Certificate Balance (as of the close of business
       on the preceding Distribution Date)                                   $65,250,000.00

      Multilpied by the Certificate Pass-Through Rate                                 6.85%

      Multiplied by 1/12 or, in case of the first Distribution Date,
       by 31/360                                                                 0.08611111         $384,884.38
                                                                             --------------
      Plus any unpaid Certificate Interest Carryover Shortfall                                            $0.00
                                                                                                ---------------
      Certificate Interest Distributable Amount                                                     $384,884.38
                                                                                                ---------------
                                                                                                ---------------
L.  Calculation of Certificate Principal Distributable Amount:

      Certificate Monthly Principal Distributable Amount:

      Principal Distribution Amount                                           $9,793,305.43

      Multiplied by Certificateholders' Percentage ((i) for each
       Distribution Date before the principal balance of the Class
       A-1 Notes is reduced to zero, 0%, (ii) for the Distribution
       Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class
       A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the
       Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each
       Distribution Date thereafter, 100% minus Noteholders' Percentage)              0.00%               $0.00
                                                                             --------------
      Unpaid Certificate Principal Carryover Shortfall                                                    $0.00
                                                                                                ---------------
      Certificate Principal Distributable Amount                                                          $0.00
                                                                                                ---------------
                                                                                                ---------------
IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the  Pre-Funding Account as of the preceding
     Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                   Pre-Funded Amount                                                            $216,007,552.95

                                                                                                ---------------
                                                                                                $216,007,552.95
                                                                                                ---------------
                                                                                                ---------------
    Less:  withdrawals from the Pre-Funding Account in respect of transfers of
     Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
     (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
     Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
     to transfer of Subsequent Receivables over (ii) $0))                                                 $0.00

    Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1996 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)
                                                                                                          $0.00
                                                                                                ---------------
    Amount remaining on deposit in the Pre-Funding Account after
     Distribution Date
                   Pre-Funded Amount                                      $216,007,552.95
                                                                          ---------------
                                                                                              $216,007,552.95
                                                                                              ---------------
                                                                                              ---------------

                                        Page 7



IX. Pre-Funding Account (cont.)

    B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the
    Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
     Funding Period (November 1995 Distribution Date) or the Pre-Funded Amount being reduced
     to $100,000 or less on any Distribution Date                                                                 $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                           $0.00

    Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
     Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
     Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
     Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
     the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
     and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
     Notional Balances (before giving effect to any adjustment thereto) for the Distribution
     Date on which the Repurchase Amount is to be paid to the June 2003
     Distribution Date, discounted to present value at a rate of 5.89%)
                                                                                                                  $0.00
    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                  $0.00
    Class A-2 Prepayment Premium                                                                                  $0.00
    Class A-3 Prepayment Premium                                                                                  $0.00
    Class A-4 Prepayment Premium                                                                                  $0.00
    Class A-5 Prepayment Premium                                                                                  $0.00

    Certificate Prepayment Premium                                                                                $0.00


                                        Page 8



X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
     and Certificates:

           Product of (x)  6.52% (weighted average interest of Class A-1 Interest Rate,
            Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5
            Interest Rate and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $216,007,552.95 (the Pre-Funded Amount on such Distribution
            Date) and (z)  31 (the number of days until the October 1996 Distribution Date))                   $1,214,376.23

           Less the product of (x) 2.5% divided by 360, (y) $216,007,552.95 (the Pre-Funded Amount on such
            Distribution Date) and (z) 31 (the number of days until the October 1996 Distribution Date)         ($465,016.26)
                                                                                                              --------------
    Requisite Reserve Amount                                                                                     $749,359.97
                                                                                                              --------------
                                                                                                              --------------
    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) as of the preceding Distribution Date or, in the case of the first
     Distribution Date, as of the Closing Date                                                                 $1,542,331.46

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
     Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
     from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                   $0.00


    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
     Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
     Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
     General Partners from amounts withdrawn from the Pre-Funding Account in respect of
     transfers of Subsequent Receivables)                                                                       ($792,971.49)

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
     to cover the excess, if any, of total amount payable over Available Funds (see IV above)                          $0.00
                                                                                                              --------------
    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) after the Distribution Date                                                                     $749,359.97
                                                                                                              --------------
                                                                                                              --------------
XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                    $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
     is greater than $0 (the Original Pool Balance after giving effect to the transfer of
     Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
     preceding the Distribution Date))                                                                                 $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
     a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General Partners)
                                                                                                                       $0.00
                                                                                                              --------------
    Class A-1 Holdback Subaccount immediately following the Distribution Date
                                                                                                                       $0.00
                                                                                                              --------------
                                                                                                              --------------

                                       Page 9

XII.     Calculation of Servicing Fees

      Aggregate Principal Balance as of the first
      day of the Monthly Period                            $508,975,942.66
      Multiplied by Basic Servicing Fee Rate                          1.00%
      Divided by Months per year                                  0.083333%
                                                            --------------
      Basic Servicing Fee                                                       $424,146.62

      Less: Backup Servicer Fees (annual rate of 1 bp)                                $0.00

      Supplemental Servicing Fees                                                     $0.00
                                                                             --------------
      Total of Basic Servicing Fees and Supplemental Servicing Fees                                  $424,146.62
                                                                                                  --------------
                                                                                                  --------------
XIII. Information for Preparation of Statements to Noteholders

      a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                Class A-1 Notes                                                                   $76,850,000.00
                Class A-2 Notes                                                                  $225,000,000.00
                Class A-3 Notes                                                                  $120,000,000.00
                Class A-4 Notes                                                                  $160,000,000.00
                Class A-5 Notes                                                                   $77,900,000.00

      b.   Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                    $9,793,305.43
                Class A-2 Notes                                                                            $0.00
                Class A-3 Notes                                                                            $0.00
                Class A-4 Notes                                                                            $0.00
                Class A-5 Notes                                                                            $0.00

      c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                   $67,056,694.57
                Class A-2 Notes                                                                  $225,000,000.00
                Class A-3 Notes                                                                  $120,000,000.00
                Class A-4 Notes                                                                  $160,000,000.00
                Class A-5 Notes                                                                   $77,900,000.00

      d.   Interest distributed to Noteholders
                Class A-1 Notes                                                                      $371,646.60
                Class A-2 Notes                                                                    $1,220,625.00
                Class A-3 Notes                                                                      $684,583.33
                Class A-4 Notes                                                                      $936,888.89
                Class A-5 Notes                                                                      $469,563.89

      e.   Remaining Certificate Balance                                                          $65,250,000.00

      f.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00
           8.  Class B Principal Carryover Shortfall, if any, (and change in amount from
                preceding statement)                                                                       $0.00


                                       Page 10

XIV. Information for Preparation of Statements to Noteholders (continued)
     g.  Amount distributed payable out of amounts withdrawn
         from or pursuant to:
         1.  Reserve Account                                              $0.00
         2.  Class A-1 Holdback Subaccount                                $0.00
         3.  Claim on the Note Policy                                     $0.00

    h.   Remaining Pre-Funded Amount                                                     $216,007,552.95

    i.   Remaining Reserve Amount                                                            $749,359.97

    j.   Amount on deposit on Class A-1 Holdback Subaccount                                        $0.00

    k.   Prepayment amounts
              Class A-1 Prepayment Amount                                                          $0.00
              Class A-2 Prepayment Amount                                                          $0.00
              Class A-3 Prepayment Amount                                                          $0.00
              Class A-4 Prepayment Amount                                                          $0.00
              Class A-5 Prepayment Amount                                                          $0.00

    l.   Prepayment Premiums
              Class A-1 Prepayment Premium                                                         $0.00
              Class A-2 Prepayment Premium                                                         $0.00
              Class A-3 Prepayment Premium                                                         $0.00
              Class A-4 Prepayment Premium                                                         $0.00
              Class A-5 Prepayment Premium                                                         $0.00

    m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
          other fees, if any, paid by the Trustee on behalf of the Trust                     $424,146.62

    n.   Note Pool Factors (after giving effect to distributions on the
          Distribution Date)
              Class A-1 Notes                                                                 0.87256597
              Class A-2 Notes                                                                 1.00000000
              Class A-3 Notes                                                                 1.00000000
              Class A-4 Notes                                                                 1.00000000
              Class A-5 Notes                                                                 1.00000000

XV. Information for Preparation of Statements to Certificateholders
    a.   Aggregate Certificate Balance as of first day of Monthly Period                  $65,250,000.00

    b.   Amount distributed to Certificateholders allocable to principal                           $0.00

    c.   Aggregate  Certificate Balance (after giving effect to
          distributions on the Distribution Date)                                         $65,250,000.00

    d.   Interest distributed to  Certificateholders                                         $384,884.38

    e.   Remaining  Certificate Balance                                                   $65,250,000.00

    f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
              Class A-1 Notes                                                             $67,056,694.57
              Class A-2 Notes                                                            $225,000,000.00
              Class A-3 Notes                                                            $120,000,000.00
              Class A-4 Notes                                                            $160,000,000.00
              Class A-5 Notes                                                             $77,900,000.00

    g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         2.  Class A-2 Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         3.  Class A-3 Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         4.  Class A-4 Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         5.  Class A-5 Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         7.  Certificate Interest Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00
         8.  Certificate Principal Carryover Shortfall, if any, (and
              change in amount from preceding statement)                                           $0.00

    h.   Amount distributed payable out of amounts withdrawn from
          or pursuant to:
         1.  Reserve Account                                              $0.00
         2.  Spread Account                                               $0.00
         3.  Claim on the Certificate Policy                              $0.00

    i.   Remaining Pre-Funded Amount                                                     $216,007,552.95

    j.   Remaining Reserve Amount                                                            $749,359.97

    k.   Certificate Prepayment Amount                                                             $0.00

    l.   Certificate Prepayment Premium                                                            $0.00

    m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
          other fees, if any, paid by the Trustee on behalf of the Trust                     $424,146.62

    n.   Class B Pool Factor (after giving effect to distributions
          on the Distribution Date)                                                           1.00000000


                                       Page 11



XVI.     Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                         $508,975,942.66
              Subsequent Receivables                                                                 $0.00
                                                                                            --------------
              Original Pool Balance at end of Monthly Period                               $508,975,942.66
                                                                                            --------------
                                                                                            --------------

              Aggregate Principal Balance as of preceding Accounting Date                  $508,975,942.66
              Aggregate Principal Balance as of current Accounting Date                    $499,182,637.23

         Monthly Period Liquidated Receivables         Monthly Period Adminsitrative Receivables

                   LOAN #              AMOUNT                   LOAN #                       AMOUNT
                   ------              ------                   ------                       ------
           see attached listing        $210.89            see attached listing             $371,297.20
                                         $0.00                                             $163,936.22
                                         $0.00                                                   $0.00
                                      --------                                             -----------
                                       $210.89                                             $535,233.42
                                      --------                                             -----------
                                      --------                                             -----------

XVIII.   Delinquency Ratio

    Sum of Principal Balances (as of the Accounting Date)
     of all Receivables delinquent more than 30 days with
     respect to all or any portion of a Scheduled Payment
     as of the Accounting Date                                       $  1,979,429.48

    Aggregate Principal Balance as of the Accounting Date            $499,182,637.23
                                                                     ---------------
    Delinquency Ratio                                                                        0.39653412%
                                                                                             -----------
                                                                                             -----------


    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                             OLYMPIC  FINANCIAL  LTD.

                             By:  /s/Michael J. Sherman
                                  ------------------------------
                             Name:     Michael J. Sherman
                                  -------------------------------
                             Title:    Vice President / Treasurer
                                  -------------------------------

                         Olympic Financial LTD                        Page: 33
                        Charge Off Transactions                       RP2050R

                    For  9/01/1996  Thru  9/30/1996


Control #176

          C/O    Account       Loan              Principal
          Type    Number       Name             Charged Off
         ---- ----------   ----------         ------------
         FC   0519003501   JOESCHKE             11,172.97
         FC   0577002801   MACKAY               15,528.96
         FC   1537008501   SKINNER              14,773.96
         FC   1567000801   ANDERSON              8,825.61
         FC   2186000901   READ                 13,559.25
         FC   2310008401   YOUNKIN               8,615.00
         FC   2933012201   GUZMAN               10,301.09
         FC   2968003901   CUSIMAN              21,948.42
         FC   2999002201   HEKLER               14,675.08
         FC   3113008701   FRIDEY                5,771.62
         FC   4079007201   KLINE                16,199.66
         FC   4912001001   INDINGARO            21,550.00
         FC   6248031101   GREENWOOD            14,260.31
         FC   6424105801   COLEMAN              10,851.61
         FC   6607061901   HARRIS               12,842.49
         FC   6619031101   LACHANCE             16,487.35
         FC   6814010501   SMITH                10,532.50
         FC   7075025301   HAIRSTON             34,426.88
         FC   7172230701   DAVIS                11,733.00
         FC   7313003001   CLAIBORNE             4,801.73
         FC   7532032701   HARR                 20,740.70
         FC   8094007201   RODRIQUEZ             7,833.70
         FC   9653051301   ELLIOTT              14,012.11
         FC   9932007501   SCOTT                15,732.40
         FC   9954001701   PARKS                34,120.80
                                              ------------

              TOTAL  FC                        371,297.20

         FV   0621003101   WRIGHT                7,318.37
         FV   2465001201   JOHNSON              14,279.50
         FV   2770025901   YOUNG                14,432.79
         FV   2819005101   MOORE                16,196.24
         FV   2846020001   KING                 12,822.12
         FV   5217003701   LOWERY               18,122.50
         FV   5348011801   BUCHANAN             19,362.50
         FV   6231158601   DEJESUS              23,125.81
         FV   6381010601   WERLEY               11,492.14
         FV   7618005601   BROCK                16,190.87
         FV   7729001401   CARTER               10,593.38
                                              ------------

              TOTAL  FV                        163,936.22

         SB   0143015601   KEIFER                   77.49
         SB   5091032901   WALTERS                   4.75
         SB   7140022301   LIEBELT                 128.65
                                              ------------

              TOTAL  SB                            210.89

     TOTAL FOR CTL # 176                       535,444.31
                                              ------------
                                              ------------